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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     May 27, 2005
                                                -------------------------------

                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                         0-21026                  31-1364046
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

      39 East Canal Street, Nelsonville, Ohio                      45764
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 27, 2005, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Rocky Shoes & Boots, Inc. (the "Company") took the following actions with respect to executive compensation:

2005 BASE SALARY ACTION

         The Compensation Committee confirmed the pre-existing base salary of the following executive officer of the Company, who on May 17, 2005 was elected Senior Vice President of Sales - Wholesale of the Company and was designated as a "named executive officer" (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company's proxy statement for the 2006 annual meeting of stockholders. The base salary of such executive officer for 2005 (effective as of February 1, 2005) is as follows:

Name                                                    2005 Base Salary
----                                                    ----------------
Thomas Morrison                                             $200,000


AWARDS UNDER EXECUTIVE CASH BONUS PLAN FOR FISCAL 2005

         Michael Brooks, Chairman and Chief Executive Officer, David Sharp, President and Chief Operating Officer, James McDonald, Executive Vice President and Chief Financial Officer and Thomas Morrison, Senior Vice President of Sales
- Wholesale are eligible to receive cash incentives under the Company's 2005 Executive Cash Bonus Plan based upon objective financial performance criteria selected by the Compensation Committee. The cash incentive is based on a percentage of base salary if performance goals are met for the year 2005. The Compensation Committee determined that the performance criterion for the year 2005 will be five tiers of Operating Income, and approved the following five tiers of payouts based on the Company meeting the specified levels of Operating
Income:

                                           Payout as a Percentage of Base Salary
                         ----------------------------------------------------------------------------
                         Tier 1           Tier 2            Tier 3            Tier 4           Tier 5
                         ------           ------            ------            ------           ------
Mike Brooks                32%              35%               51%               72%              102%
David Sharp                27%              30%               41%               57%               72%
James McDonald             17%              20%               33%               43%               57%
Thomas Morrison            16%              20%               24%               28%               50%


No payment will be made for performance below the Tier 1 level of Operating Income.



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RESTRICTED STOCK GRANTS

         The Compensation Committee on May 27, 2005 approved grants of 1,000 shares of restricted stock to each of three executive officers of the Company, Mike Brooks, David Sharp, and James McDonald, in recognition of their significant efforts in the integration of EJ Footwear and the Company since the acquisition of EJ Footwear on January 6, 2005. The restricted stock grants are service-based and will vest 100% on January 1, 2006 based on continued service as an employee of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROCKY SHOES & BOOTS, INC.

Date:  June 2, 2005                    By: /s/ James E. McDonald
                                           --------------------------------
                                           James E. McDonald, Executive Vice
                                           President and Chief Financial Officer



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